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                                                                   EXHIBIT 10.15


CONFIDENTIAL TREATMENT REQUESTED

                            PONTIKI COAL CORPORATION
                              COAL SALES AGREEMENT

  Administrative Offices: 1717 South Boulder Avenue, Tulsa Oklahoma 74119-4886
               Correspondence: P.O. Box 22027, Tulsa OK 74121-2027
                    Phone: 918-592-7262 // Fax: 918-582-8421

    SALES AGREEMENT NO.        ISSUE DATE               SALESMAN

        PON98-01              03 October 1998        Gary J. Rathburn

BUYER:            A.E.I. Coal Sales, Inc.       SELLER:          Pontiki Coal Corporation
                  1500 N. Big Run Road                           P.O. Box 801, Route 1401
                  Ashland, KY 41102                              Lovely, KY 41231
                                                                 606-395-5348 (phone)
                                                                 606-395-5529 (fax)

SHIP TO:          *****                         INVOICE TO:      A.E.I. Coal Sales, Inc.
                  As directed by Buyer                           Attn: Accounts Payable
                                                                 1500 N. Big Run Road
                                                                 Ashland, KY 41102

SELLER'S AGENT:   Seller has appointed MAPCO Coal Sales, a division of MAPCO
                  Coal Inc., to act as Seller's Agent for administration of this Agreement.

ORIGIN POINT:     Pontiki Coal Corporation, Pontiki Mine

TERM OF ORDER:    ***** thru *****
                  ***** Year Agreement

QUANTITY:         ***** Net Tons
                  ***** -- *****      ***** nt per year

                  ***** net tons firm per year ***** thru *****. Starting *****, Seller has the option to increase quarterly shipments by ***** net tons per quarter up to a maximum of ***** tons per year. Seller must give Buyer notice to sell an additional ***** net tons/quarter ***** days in advance of the 1st day of each contract quarter. Failure to do so relieves Buyer of any responsibility to take additional coal in that contract quarter.


----------
****** denotes confidential information with respect to which a separate confidential treatment request has been filed with the Securities and Exchange Commission.



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ROUTING:          Norfolk Southern Rail Direct - Responsibility of Buyer

SCHEDULE:         In accordance with the *****/Marrowbone contract as Attachment
                  B.



                            PONTIKI COAL CORPORATION
                              Coal Sales Agreement
                                     page 2


Sales Agreement No: PON98-01     Issued: 03Oct98      Salesman: Gary J. Rathburn


DELIVERY POINT:            F.O.B. Pontiki Mine in Railcars

PRICE:     Pontiki Mine
           ***** thru *****  Invoice Price F.O.B. Railcars at Mine    $*****
                                                                     /Net Ton
           ***** thru *****  Invoice Price F.O.B. Railcars at Mine    $*****
                                                                     /Net Ton
           ***** thru *****  Invoice Price F.O.B. Railcars at Mine    $*****
                                                                     /Net Ton
           ***** thru *****  Invoice Price F.O.B. Railcars at Mine    $*****
                                                                     /Net Ton
           ***** thru *****  Invoice Price F.O.B. Railcars at Mine    $*****
                                                                     /Net Ton
           ***** thru *****  Invoice Price F.O.B. Railcars at Mine    $*****
                                                                     /Net Ton
           ***** thru *****  Invoice Price F.O.B. Railcars at Mine    $*****
                                                                     /Net Ton
           ***** thru *****  Invoice Price F.O.B. Railcars at Mine    $*****
                                                                     /Net Ton

           During the winter months Seller will provide freezeproofing upon request. Buyer will reimburse Seller at Seller's cost.


TYPE OF COAL:               Steam Nutslack Coal


QUALITY SPECIFICATIONS:                     Minimum           Maximum           Typical              Condition
-----------------------                     -------           -------           -------              ---------
Pontiki Mine      BTU                       *****/lb                            *****/lb            As Received
                  MOISTURE                                    *****%                                As Received
                  ASH                                         *****%                                As Received
                  SO2/MMBTU                                   *****#                                As Received

Size:   2" x 0"

Above mine specs apply on a monthly weighted average basis, except as otherwise provided in Attachment A.

The coal shall comply with all other quality specifications set forth in Attachment A.


SAMPLING AND ANALYSIS:      Sampling & analysis in accordance with Attachment A.

PREMIUM/PENALTY PROVISIONS: Calculated on monthly weighted average. Fractions pro rata.

    Btu:   Premium/Penalty of $*****/nt for each ***** btu above/below *****.
    $***** x ((Actual - *****) / *****) x tons received under PO = Adjustment


    Payment to be mailed on or before the 25th of the month following the month the coal was received. Seller to invoice Buyer separately for quality adjustments.

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           See Attachment A for additional premium/penalty provisions.


WEIGHT DETERMINATION:    Railroad Weight Certificates as provided by Buyer at
                         destination.


                            PONTIKI COAL CORPORATION
                              Coal Sales Agreement
                                     page 3


Sales Agreement No: PON98-01  Issued: 03Oct98         Salesman: Gary J. Rathburn


PAYMENT TERMS:    Coal Received    01st - 15th       due 10th of next month
                                   16th - 31st       due 25th of next month

          Payment remittance may come directly from Buyer or *****.

          If payment by check to: MAPCO Coal Sales, P.O. Box 70374, Chicago IL 60673 (MAPCO Coal Sales serving in capacity as Sales Agent for Pontiki Coal Corporation.)

          If payment by wire to: First National Bank of Chicago, Chicago IL, ABA number 071000013, MAPCO Coal account number 55-63968.

GOVERNMENTAL ACTION:   Seller will receive the benefit of Buyer's Governmental
                       Action Clause with Customer.

ENTIRE AGREEMENT. It is agreed that the terms set forth hereinabove and in Attachments A and B attached hereto constitute the entire agreement between Buyer and Seller with respect to the subject coal and that all other Agreements, both oral and written, with respect to the subject coal made prior to the date hereof are merged herein and no modification or assignment shall be effective unless agreed to in writing.


ACCEPTED AND AGREED TO:                        ACCEPTED AND AGREED TO:

BY:  /s/ Marc Merritt                          BY:   /s/ Gary Rathburn
     ------------------------                        ---------------------------

DATE:    10/14/98                              DATE: 10/3/98
     ------------------------                        ---------------------------

TITLE:   President                             TITLE: Senior V.P. - Marketing
         --------------------                        ---------------------------

BUYER:  A.E.I. COAL SALES, INC.                SELLER: PONTIKI COAL CORPORATION



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                                  Attachment A
                         to Pontiki Coal Sales Agreement

                           OTHER TERMS AND CONDITIONS

1. TESTING. The coal shall be analyzed in accordance with ASTM procedures at Seller's cost. The resulting analysis will determine the quality of coal delivered under this Agreement. A portion (split) of samples taken by Seller shall be sent to Buyer. A portion (referee split) of each sample shall be retained for a period of thirty (30) days after the end of the month in which the samples were taken. Seller will notify Buyer of sample analysis within 24 hours.

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2. RISK OF LOSS. Upon completion of unloading of a railcar, the risk of loss of coal in that railcar shall be Buyer's.

3. EXPRESS WARRANTIES. Seller warrants that Buyer shall receive good title to all coal delivered hereunder and Buyer agrees that Seller makes no other express warranties except those identified in the quality provisions of the Agreement.

4. IMPLIED WARRANTIES. All warranties of merchantability or of fitness for a particular purpose or arising from a course of dealing or usage of trade are specifically excluded.

5. LIMITATION OF LIABILITY. In no event shall either party be liable to the other for incidental or consequential damages in respect to the coal delivered under this Agreement.

6. EXCUSE. "Force majeure" includes war, fire, flood, strike, railroad car shortage, labor disruption, force majeure affecting Seller's suppliers and Buyer's customers, accident, riot, acts of God, acts or orders of federal or state government and any contingencies of like or different character beyond the reasonable control of either party which directly interferes with the production, supply or transportation of the coal to be delivered and accepted under this Agreement. The parties shall be excused from their performance of any obligation under this Agreement when the proximate cause of such nonperformance is a circumstance of force majeure, except that a Buyer shall not be excused from accepting and paying-for coal already shipped or delivered by Seller. In the event the party claiming force majeure gives to the other prompt written notice of such force majeure, the obligations of the notifying party so far as they are affected by the circumstance of force majeure shall be suspended during, but for no longer than, the continuation of the force majeure circumstance. Deliveries of coal excused by a circumstance of force majeure shall resume upon removal of the force majeure condition.

7. ASSIGNMENT. Neither Seller nor Buyer may assign the rights or delegate the obligations created by this Agreement without the express written consent of the other party, such consent not to be unreasonably withheld.

8. NONWAIVER. Failure of either party at the time to require performance of terms and conditions of this Agreement shall not limit that party's right to enforce the provisions of this Agreement, or shall any waiver of any breach of any provision be a waiver of any succeeding breach of the provision itself or of any other provision.

9. GOVERNING LAW. This Agreement shall be construed and enforced according to the laws of Kentucky. Subject to Section 16 below, any lawsuit or legal proceeding that arises under or by reason of this Agreement shall have its venue in Federal or State court in Kentucky.

10. REMEDIES CUMULATIVE. Except as specifically provided, each remedy under this Agreement is in addition to any other remedy provided in this Agreement or by law, including, but not limited to, actions for specific performance.


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11. SUCCESSORS. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns.

12. ATTORNEY'S FEES. If either party commences any legal action or suit arising out of this Agreement, the prevailing party in such action or suit shall be entitled to recover reasonable attorneys' fees and expenses, including fees and expenses on appeal and petition for review, as determined by the appropriate court. In the event that different parties prevail on different issues in the legal action or suit, the parties may choose to (a) pay their own attorney's fees and expenses or, (b) reasonably allocate the costs associated with each issue.

13. ADDITIONAL PENALTY/PREMIUM PROVISIONS. Moisture If the weighted average moisture content calculated on a per purchase order basis exceeds *****%, a price adjustment of $***** per ton per percentage point (fractions pro rata) will be credited to Buyer for all tons shipped that month. If the weighted average moisture content of any trainload shipment of coal exceeds *****%, a price adjustment of $***** per ton will be credited to Buyer for all tons in such trainload shipment.

Grindability if the weighted average grindability calculated on a per purchase order basis is less than *****, a price adjustment of $***** per ton per grind point (fractions pro rata) will be credited to Buyer for all tons shipped that month. If the grindability of any trainload shipment of coal is less than *****, a price adjustment of $***** per ton will be credited to Buyer for all tons on such trainload shipment.

Ash If the weighted average ash content calculated on a per purchase order basis exceeds *****%, a price adjustment of $***** per ton per percentage point (fractions pro rata) will be credited to Buyer for all tons shipped under that purchase order. If the ash content of any trainload shipment of coal exceeds *****%, a price adjustment of $***** per ton will be credited to Buyer for all tons in such trainload shipment.

SO(2) In no event shall any individual trainload shipment have sulfur in excess of ***** lbs. SO(2)/MMBtu. Seller agrees to notify Buyer if any shipment of coal hereunder exceeds ***** lbs. SO(2)/MMBtu within twenty-four (24) hours after it is loaded. Buyer shall have the right to reject or reconsign such shipment, at Seller's expense. In the event that a trainload shipment of coal is rejected by Buyer, Seller shall reimburse Buyer for its actual costs incurred including transportation from the mine to destination. ***** will not unload any trainload shipment delivered hereunder until it has received Seller's analysis reflecting a sulfur content of ***** pounds SO(2)/MMBtu or less. Seller agrees to reimburse Buyer for any demurrage incurred by ***** as a result of its holding any trainload shipment while awaiting receipt of such analysis.

14. For each shipment of coal, Seller will promptly forward to Buyer an invoice specifying the date shipped, weight of the shipment and the invoice amount. Interest will be charged on past due accounts at the rate per annum equal to the prime rate charged by Chemical Bank of New York on the date payment is due, or the highest rate of interest allowed by applicable law, whichever is lower. Noncompliance with said terms of payment shall give the Seller the right to suspend further shipments until payment is made for all previous shipments. Further, in the event of non-compliance by AEI Resources, Inc. with its obligations under its guaranty of this

Agreement, the Seller shall have the right to suspend further shipments until adequate security for payment is furnished or, if such security is not promptly furnished and thereafter maintained, to cancel this Agreement with respect to shipments not made. The foregoing remedies of Seller are not to be considered exclusive but shall be cumulative and be in addition to any other remedies in favor of Seller as provided herein or by law.

15. Seller may, but shall not be required to, supply coal from other sources which conforms to the coal quality requirements of this Agreement. The cost of such substitute coal shall not exceed the delivered cost per ton for coal to be supplied from the source mine shown on the face of this Agreement. Any substitute coal that Seller may provide shall be sold to Buyer under the same terms and conditions of this Agreement. Seller's right to furnish substitute coal shall not affect its right to claim force majeure excuse because of events occurring at the mine. Buyer has the right to approve such substitute coal, which approval shall not be unreasonably withheld.

16. All claims, demands, disputes, controversies, and differences that may arise between the parties hereto that cannot be settled between the parties shall be finally resolved by arbitration pursuant to the commercial rules of the American Arbitration Association governing such proceeding which is to be held and conducted before a panel of three (3) arbitrators in Lexington, Kentucky. A decision of the majority of the arbitrators shall be binding upon the parties hereto.

17. This Agreement shall be construed and enforced in accordance with the laws of Kentucky.

18. All remedial and payment obligations of the parties provided herein shall survive the termination, cancellation or expiration of this Agreement.





                                                                 October 3, 1998
                                  Attachment B
                         to Pontiki Coal Sales Agreement

(a)   (1)  On or prior to December 1 of each calendar year during the term hereof, Seller shall provide Buyer with a tentative schedule of monthly coal shipments during

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           the ensuing calendar year. Buyer shall promptly review this schedule and notify Seller of any modifications within ten (10) business days of receipt. Buyer and Seller shall then agree on the tentative monthly shipping schedule for the ensuing calendar year on or prior to December 20.

      (2) Buyer shall specify to Seller on or prior to the twenty-fifth day of each calendar month during the term hereof the dates and destinations for shipments to be made hereunder in the next succeeding calendar month; provided, however, that Buyer reserves the right to change the destination of such shipments at any time.

(b) The term "ton" as used herein shall mean a net ton of two thousand pounds, avoirdupoi weight.

(c) Seller will load coal sold hereunder pursuant to trainload or other applicable tariffs (and supplements) established by the railroad that will haul the coal, and such other tariffs as may evolve that are mutually acceptable to Buyer, Seller and the railroad. Loading of trains at the rate of at least 10,000 tons in a 4-hour period will be performed by Seller, exclusive of holidays, in accordance with the provisions of applicable freight tariffs.

(d) Buyer and Seller shall mutually arrange for the necessary rail cars to make the specified deliveries and Seller shall cause the coal to be loaded in a manner that will assure reasonably uniform consistency as to size and quality. Seller shall cause each rail car to be loaded to full visible capacity, and shall reimburse Buyer for any penalty and freight charges resulting from deficits in carload minimum weight. Seller shall pay any costs of demurrage or storage at the shipping points not caused by Buyer.